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                                                                   Exhibit 10.29

                        - NORTEL/RAINMAKER CONFIDENTIAL -

                          Nortel Agreement No.: 011145

                          Outsourced Services Agreement

          This Outsourced Services Agreement (this "Agreement") is entered into effective as of the date both parties hereto have signed this Agreement ("Effective Date"), by and between Rainmaker Services, Inc., a Delaware corporation ("Rainmaker"), and Nortel Networks Inc. ("Nortel"). Capitalized terms not otherwise defined herein have the meanings specified in the Agreement.

          WHEREAS, Nortel is a supplier of networking equipment and Service Contracts (as defined below);

          WHEREAS, Nortel desires to engage Rainmaker to perform certain sales and marketing functions and other Outsourced Services (as defined below) with respect to Service Contracts, upon the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to be bound by the terms and conditions set forth below.

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     "Business Day" means any day other than a Saturday, Sunday or any U.S. nationally recognized holiday.

     "Customer" means any entity which is a party to, or prospectively will be a party to a Service Contract. in each case offered by Nortel or Rainmaker to such Customer.

     "Go-Live Date" means the date on which Rainmaker will begin to provide the sales and marketing functions and other Outsourced Services, which date will be no later than 42 days after the Effective Date.

     "Intellectual Property" means any copyright rights, trademark rights, trade names, trade secret rights, inventions, ideas, patents, patent rights and other intellectual property and proprietary rights in, to under and in any way related to the Service Contracts.

     "List Price" means the non-discounted price determined by Nortel in respect of any Service Contract. "Marketing Program Fees" means marketing program fees to be paid by Nortel to Rainmaker, as set forth in Exhibit D.

     "Nortel Networks Limited" means Nortel's parent corporation.

     "Outsourced Services" means those services which Rainmaker will provide for or on behalf of Nortel and which are set forth in Exhibit D.

     "Service Contract" means an agreement pursuant to which Nortel agrees to provide technical maintenance support, or other services to Customers. The types of Service Contracts for which Rainmaker will provide sales and marketing services are set forth in Exhibit A.

     "Start-Up Schedule" means the schedule of tasks that must be completed before Go-Live Date, as set forth in Exhibit C.

     "Start-Up Services" means database integration and enhancements; report writing; enhancements to software applications, work stations and telephone systems; and other activities (whether or riot listed in the Start-Up Schedule) which Rainmaker and Nortel may mutually agree are necessary to implement the Outsourced Services.

     "Target Market" means the market segment to which Rainmaker may perform sales, marketing or rescue services with respect to the Service Contracts, as set forth in Exhibit B.

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Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
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      "Territory" means the geographic territory in which Rainmaker may perform sales, marketing or rescue services with respect to the Service Contracts, as set forth in Exhibit B.

2.    APPOINTMENT; GRANT OF LICENSES.

2.1 Appointment. Nortel hereby appoints Rainmaker, for the term of this Agreement and subject to the terms and conditions contained herein, as (i) Nortel's exclusive provider of Outsourced Services for the Target Market within the Territory; and (ii) subject to any limitations set forth in Section 2.2 below, Rainmaker shall be an exclusive reseller of Service Contract renewals for the Target Market within the Territory. Nortel hereby expressly authorizes Rainmaker to contact Customers on the basis of and in furtherance of Nortel's established business relationship with its Customers.

2.2 Reseller License. Nortel hereby grants to Rainmaker, for the term of this Agreement and subject to the terms and conditions hereof, a nonexclusive, royalty-free license to sell and market the Service Contracts to the Target Market within the Territory, Notwithstanding the generality of the foregoing, such license shall not apply to Service Contracts listed in Exhibit B as "Excluded Service Contracts" ("Excluded Service Contracts') or to Service Contracts to which any of the business entities set forth on Exhibit B as "Restricted Accounts" are a party.

2.3 Services to Others. Rainmaker shall have the right to provide services similar to the Outsourced Services to third parties, subject to the security an non-disclosure obligations set forth herein.

2.4   Use of Nortel Marks.

(i) License to Use Nortel Marks. Subject to the terms and conditions hereof, Nortel, as licensee, hereby grants to Rainmaker a personal, non-transferable, non-assignable, nonexclusive, non-sublicensable and royalty-free sublicense to use the trademark(s) or service mark(s) approved by Nortel Networks Limited and listed at Exhibit G ("Nortel Marks") in providing the Outsourced Services during the Term for the Target Market in the Territory, only (1) to create the design of the Opportunity Name or logo on Rainmaker's Site (as defined in Section 7.2 and Exhibit C), and (2) to market and sell the Service Contracts hereunder. Nortel Networks Limited, in its sole discretion from time to time, may change the appearance and/or style of the Nortel Marks or add to or subtract from the approved list, provided that, unless required earlier by a court order or to avoid potential infringement liability, Nortel or Nortel Networks Limited shall provide Rainmaker with 30 days' prior written notice of any such changes. Rainmaker must obtain Nortel's or Nortel Networks Limited's written approval of each different design and use.

(ii) Use and Display of Nortel Marks. Rainmaker shall comply with instructions from Nortel as to the form and manner in which the Nortel Marks will be used pursuant hereto and shall ensure that all markings are in accordance with applicable legal requirements of the Territory. Rainmaker shall submit to Nortel for prior approval, in tile manner in which Nortel shall direct, all materials on which the Nortel Marks appear or are intended to be used. Nortel shall have the right to monitor and inspect all such materials at reasonable times for the purpose of enabling Nortel to ensure compliance with the Nortel Mark requirements of this Agreement. All materials on which Rainmaker displays Nortel Marks shall contain appropriate trademark ownership/attribution notices that clearly identify Nortel Networks Limited as the owner of said trademarks. Specifically, those Nortel Marks that are displayed by Rainmaker shall be identified clearly as "trademarks of Nortel Networks Limited" in a standard trademark attribution line appearing at the beginning or end of each of the materials.

(iii) Additional Provisions regarding Nortel Marks.

      (a) Nortel or Nortel Networks Limited and Rainmaker shall execute such further agreements or instruments as may be considered appropriate to record the rights granted hereunder. Rainmaker shall cooperate with Nortel and Nortel Networks Limited in respect of any Nortel Mark registration activity Nortel or Nortel Networks Limited undertakes and as needed, shall provide Nortel or Nortel Networks Limited with information, samples and documents to evidence Rainmaker's use of the Nortel Mark.

      (b) Rainmaker shall take all reasonable precautions to protect any Nortel Mark from infringement and shall advise Nortel of any infringement or apparent infringement as soon as it becomes known to Rainmaker.

      (c) Upon termination or expiration of this Agreement, Rainmaker shall forthwith discontinue the exercise of the rights granted hereunder, and all rights conferred upon Rainmaker hereunder to any

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Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
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          Nortel Mark shall revert to Nortel Networks Limited. Rainmaker shall not make any use of the Nortel Mark or trade name similar to the Nortel Mark in association with any products, services, packaging or general advertising.

3.   OWNERSHIP, INTELLECTUAL PROPERTY.

3.1 Service Contracts; Customer Data. Nothing contained in this Agreement shall directly or indirectly be construed to assign or to grant to Rainmaker any right, title or interest in or to any Customer data (including the Nortel Database) or any Intellectual Property embodied in or related to the Service Contracts. In addition, Nortel shall exclusively own all Customer purchase orders and other records that are created, modified, and entered into the Rainmaker Database during the course of Rainmaker's provision of the Outsourced Services.

3.2 Nortel Marks. Rainmaker hereby acknowledges and agrees that (i) the Nortel Marks and all goodwill associated therewith are, and shall remain, owned exclusively by Nortel Networks Limited, (ii) except as expressly set forth herein, Rainmaker has no right, title or interest in or to the Nortel Marks, and
(iii) all use of the Nortel Marks by Rainmaker will inure to the benefit of Nortel Networks Limited. Rainmaker agrees not to apply for registration of the Nortel Marks (or any mark confusingly similar thereto) anywhere in the world.

3.3 Proprietary Notices . Rainmaker agrees not to alter or remove any logo, insignia, copyright notice, trademark notice or other proprietary notice on any document provided by Nortel or Nortel Networks Limited.

4.   START-UP PERIOD.

4.1 Tasks. By the date or dates set forth in the Start-Up Schedule, (i) Rainmaker will invoice Nortel for the implementation fees set forth in Exhibit D ("Implementation Fees") and (ii) each party shall complete its respective tasks as described in the Start-Up Schedule.

4.2 Meeting the Start-Up Schedule. Nortel acknowledges that all tasks set forth on the Start-Up Schedule must be completed prior to the Go-Live Date. Nortel acknowledges that Nortel's cooperation will be required for Rainmaker to complete the tasks set forth in the Start-Up Schedule and that the Go-Live Date will be dependent on Nortel's actions. Accordingly, Nortel shall use commercially reasonable efforts to provide Rainmaker with all necessary cooperation and assistance, and any dates or time periods relevant to performance by Nortel under this Agreement and the Start-Up schedule shall be appropriately and equitably extended day for day to account for any delays for which Nortel is responsible. If, in Rainmaker's reasonable discretion, any such delays would materially change the economics of Rainmaker's performance under this Agreement, Rainmaker may, notwithstanding anything in this Agreement to the contrary, terminate this Agreement upon *** days prior written notice to Nortel, unless, within the notice period. the parties agree on mutually acceptable changes to this Agreement (and the parties will negotiate in good faith to do so) or Nortel equitably increases the compensation to Rainmaker in accordance with a reasonable proposal that Rainmaker may provide.

5. MONTHLY REPORTS. By the fifth Business Day of each month after the Go-Live Date, Rainmaker shall provide to Nortel, via e-mail or file transfer protocol
(FTP) *** a sales and marketing report. Additional reporting may be available upon Nortel's request, and will be subject to Rainmaker's then-current prices for custom development.

6.   RECORDS, AUDIT, INSPECTION.

6.1 Rainmaker shall keep accurate and proper books and records, in conformity with good business and accounting practices, relating to its provision of the Outsourced Services hereunder and Rainmaker shall keep such books and records for at least seven (7) years in order for Nortel to maintain its compliance with ***. No more than once each year, and upon 60 days' prior written notice to Rainmaker, Nortel may retain a third party accountant to review such books and records (but not any other books or records that do not pertain to Nortel and the Outsourced Services) during Rainmaker's normal business hours- In the event that any such review discloses discrepancies with respect to any payments made pursuant to this Agreement, any such discrepant amounts

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Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
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shall be rectified during the next payment period under this Agreement.

6.2 Inspection. Upon giving reasonable prior notice, Nortel and any of its authorized representatives shall have the right during ordinary business hours to visit and inspect: Rainmaker's facilities, including without limitation auditing of services being provided hereunder on a confidential basis and at no charge to Nortel. Rainmaker shall provide all reasonable facilities and assistance for the safety and convenience of such visitors and inspectors during their visits, including making personnel engaged, whether directly or indirectly, in the supply of services available for consultation at all reasonable times. Every visitor and inspector attending at any facility of Rainmaker or other relevant site shall comply at all times with all applicable safety and security rules and regulations established by Rainmaker.

7.   RAINMAKER SERVICES.

7.1 Outsourced Services. Subject to the terms and conditions hereof, Rainmaker shall perform the Outsourced Services for Nortel during the term of this Agreement.

7.2 Opportunity Name. Rainmaker shall provide the Outsourced Services under the business trade name Nortel Networks Enterprise Support Services ("Opportunity Name"), Rainmaker shall file a DBA under association with its registered corporate name with respect to such Opportunity Name in Santa Cruz County.

7.3 Additional Services. Subject to the written agreement of the parties, Rainmaker may perform further services for Nortel under this Agreement for which Rainmaker will be compensated at prices mutually agreed upon by the parties in writing.

8.   MARKETING.

8.1 Rainmaker's Marketing Efforts. Rainmaker shall use commercially reasonable efforts to market the Service Contracts throughout the Territory to the Target Market by performing such marketing services as Rainmaker may propose to undertake and Nortel may approve in advance in writing (with Nortel's approval not to be unreasonably withheld, conditioned of delayed).

8.2  Nortel Support.  Nortel agrees to:

(i) provide Rainmaker with all assistance that Rainmaker reasonably requests in performing its sales and marketing services with respect to the Service Contracts; and

(ii) give Rainmaker the opportunity to participate in all marketing and sales events that Nortel sponsors or in which Nortel has the right to participate with respect to the Service Contracts.

9.   PRICING, PAYMENT AND PAYMENTS TERMS.

9.1 Prices of Service Contracts to Rainmaker. Nortel shall offer to sell all Service Contracts to Rainmaker at ***. Nortel shall provide Rainmaker with 90 days' prior written notification of any increase or decrease in any List Price. Rainmaker shall deliver to Nortel each month a purchase order for Service Contracts that Rainmaker has sold to Customers.

9.2 Invoicing. Rainmaker shall deliver to Nortel each month an invoice in a form acceptable to Nortel for the Outsourced Services that have been provided by Rainmaker to Nortel and approved by Nortel during the preceding invoice period. Once Rainmaker performs such Outsourced Services, the fees that have accrued for such services axe non-refundable. The service fees payable to Rainmaker or the Outsourced Services are as set forth in Exhibit D. Nortel shall pay to Rainmaker the amounts set forth in any such invoice within *** after Nortel's receipt thereof.

9.3 Increases In List Prices. In the event that Nortel increases any List Price for any Service Contract after Rainmaker has quoted a price for such Service Contract, at a future date subsequent to the date on which such increase is to go into effect, Nortel agrees to convey the applicable services thereunder for the List Price in effect prior to the increase.

9.4 Nortel-Based Pricing Promotions. Rainmaker shall be permitted to participate in any and all sales discounting promotions that Nortel may offer from time to time in connection with any Service Contracts within Target Market.

9.5 Rainmaker Fees and Customer Terms. Subject to Section 18.9 (Relationship of the Parties), Rainmaker may offer Service Contract to Customers at such fees and discounts as Rainmaker shall determine in its sole

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Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
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discretion; provided that any such discount shall reduce Rainmaker's margin with respect to such Service Contract by the amount of such discount, Rainmaker shall have the right to cancel any Customer's order for Service Contracts in the event that any such Customer fails to submit payment for such order, and Rainmaker will notify Nortel immediately upon such cancellation. If Rainmaker cancels any such order, Rainmaker shall bear the loss of the actual cost of the Service Contract provided to the Customer for which the Customer has not paid. Nortel further agrees that, upon notice from Rainmaker, Nortel shall cease providing any services under a Service Contract to Customers. who have defaulted on any payments due and owing to Rainmaker for such Service Contract.

9.6 Discontinuance of Service Contracts Nortel shall provide Rainmaker with *** written notice before Nortel discontinues any Service Contract covered by this Agreement, other than where a Service Contract term expires, In the event that any such Service Contract is discontinued-without cause, Rainmaker may, at its reasonable discretion, terminate this Agreement at any time upon *** written notice to Nortel.

9.7  Taxes

All fees for services provided by Rainmaker ate exclusive of any tax which may be assessed. Nortel will pay as a separate item on an invoice any such tax lawfully imposed on the provision of the services to Nortel, or will provide Rainmaker with a certificate of exemption acceptable to the appropriate taxing authority. Rainmaker agrees to provide reasonable assistance without charge in any proceeding for the refund or abatement of any such taxes Nortel is required to pay. Without limiting the generality of the foregoing, Nortel shall have no obligation to pay taxes based upon Rainmakers net income.

10.  RAINMAKER'S REPRESENTATIONS AND WARRANTIES; LIMITATIONS.

10.1 Outsourced Services. Rainmaker represents, warrants, and covenants to Nortel that Rainmaker will perform the Outsourced Services and other services in accordance with-the highest industry standards.

10.2 No Customer Warranties. Rainmaker represents, wan-ants, and covenants to Nortel that Rainmaker will not make any representations or warranties to Customers other than those that Nortel provides with the applicable type of Service Contract. Rainmaker further represents, warrants, and covenants that Rainmaker will not make any representations or warranties on behalf of Nortel or take any action or permit any action to be taken on Rainmaker's behalf which purports to be done in the name of or on behalf of Nortel, other than as expressly permitted in this Agreement.

10.3 Authority. Rainmaker represents, warrants, and covenants to Nortel that Rainmaker has full power and authority to enter into this Agreement and to perform its obligations hereunder.

10.4 No Claims. Rainmaker represents and warrants to Nortel that there is no action, suit, proceeding, or material claim or investigation pending or threatened against Rainmaker in any court, or before any governmental department, commission, agency, or the like, or before any arbitrator which, if adversely determined, might adversely affect Rainmaker's ability to provide the Outsourced Services or other services-hereunder.

10.5 Rainmaker represents, warrants and covenants that it shall pay all applicable income, old age insurance, unemployment and similar employment taxes with respect to its employees supplying services.

10.6 LIMITATION OF WARRANTIES. THE WARRANTIES SET FORTH IN SECTIONS 10.1 THROUGH
10.4 ABOVE ARE LIMITED WARRANTIES, AND THEY ARE THE ONLY WARRANTIES MADE BY RAINMAKER. RAINMAKER DISCLAIMS ALL IMPLIED WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION, IMPLIED WARRANTIES OR CONDITIONS REGARDING DESCRIPTION, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE- FURTHER, EXCEPT AS SET FORTH IN SECTIONS 10.1 THROUGH 10.4 ABOVE, RAINMAKER DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING THE USE OR RESULTS OF THE OUTSOURCED SERVICES.

11.  NORTEL'S REPRESENTATIONS AND WARRANTIES; LIMITATIONS.

11.1 Customer Warranties. Nortel represents, warrants, and covenants that Nortel will be solely and directly responsible to each Customer for all representations and warranties that Nortel makes with respect to the Service Contracts offered to each Customer. Rainmaker shall have no responsibility whatsoever for providing any Customer

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Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
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with any remedy in respect of a Service Contract or otherwise, if Nortel breaches any representation or warranty to such Customer, Nortel shall not state in any materials and shall not otherwise communicate to any Customer or third party that Rainmaker has any responsibility for any representation or warranty that Nortel makes.

11.2 Authority. Nortel represents, warrants, and covenants that Nortel has full power and authority to enter into this Agreement and to perform its obligations hereunder.

11.3 No Claims. Nortel represents and warrants that there is no action, suit, proceeding, or material claim or investigation pending or threatened against Nortel in any court, or before any governmental department, commission, agency, or the like, or before any arbitrator that, if adversely determined, might adversely affect Nortel's ability to meet its obligations hereunder.

11.4 LIMITATION OF WARRANTIES. THE WARRANTIES SET FORTH IN SECTIONS 11.1 THROUGH
11.3 ABOVE ARE LIMITED WARRANTIES AND THEY ARE THE ONLY WARRANTIES MADE BY NORTEL. NORTEL DISCLAIMS ALL IMPLIED WARRANTIES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. FURTHER, EXCEPT AS SET FORTH IN SECTIONS 11.1 THROUGH 11.3 ABOVE, NORTEL DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING THE USE OR RESULTS OF THE SERVICE CONTRACTS.

12. RAINMAKER'S INDEMNIFICATION OBLIGATIONS. Rainmaker shall defend, indemnify, and hold Nortel harmless from and against any and all third party claims, injuries, damages, obligations, liabilities, causes of action, judgments and costs, including reasonable attorneys' fees and court costs, arising out of or in connection with (i) Rainmaker's breach of the warranties set forth in this Agreement, (ii) any claim based on the alleged negligent, reckless, intentional, fraudulent or criminal act of Rainmaker or of any director, officer, employee, agent, or third party subcontractor of Rainmaker, (iii) any claim based on any injury or death to persons or loss of or damage to property, and which is in any way connected with or arises out of Rainmaker's performance under this Agreement or Rainmaker's supply of services, or (iv) infringement by Rainmaker of any copyrights, patents, trademarks, trade secrets, mask works or other intellectual property rights. Nortel shall notify Rainmaker promptly and in writing of any claims subject to indemnification under this Section 12, and Rainmaker shall have sole control of the defense, settlement, or trial thereof. Nortel shall provide to Rainmaker, at Rainmaker's request and expense, all reasonable assistance and all information reasonably available to Nortel for such defense.

13. NORTEL'S INDEMNIFICATION OBLIGATIONS. Nortel shall defend, indemnify, and hold Rainmaker harmless from and against any and all third party claims, injuries, damages, obligations, liabilities', causes of action, judgments and costs, including reasonable attorneys' fees and court costs arising out of or in connection with (i) Nortel's breach of the warranties set forth in Section 11 above; (ii) any alleged breach of Nomi's Warranties to any Customer with respect to any Service Contract except to the extent that such warrantie(s) have been provided by Rainmaker in breach of Section 10.2 herein; (iii) any allegation that any Service Contract infringes upon any patent right, copyright right, trademark right associated with the Nortel Marks, trade secret right, or any other intellectual property right of any third party; (iv) any claim that any services under any Service Contract are inadequate except to the extent that such claimed inadequacy is based on non-compliance with representations or warranties provided by Rainmaker in breach of Section 10.2 herein, or (v) any claim based on the alleged negligent, reckless, intentional, fraudulent or criminal act of Nortel or of any director, officer, employee, agent, or third party subcontractor of Nortel. Rainmaker shall notify Nortel promptly and in writing of any claims subject to indemnification under this Section 13, and Nortel shall have sole control of the defense, settlement, or trial thereof. Rainmaker shall provide to Nortel, at Nortel's request and expense, all reasonable assistance and all information reasonably available to Rainmaker for such defense.

14. CONFIDENTIAL INFORMATION. in connection with this Agreement and the transactions contemplated hereby, each party will have access to confidential and proprietary information relating to the other party, which may include business, financial and marketing data and plans, scientific information, source code and/or trade secrets, Such confidential information includes information disclosed by Nortel or Rainmaker to the

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Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
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other party that is designated at the time of disclosure as confidential (or like designation), is disclosed in circumstances of confidence, or would be understood by Nortel and Rainmaker, exercising reasonable business judgment, to be confidential. Each party shall treat such information as confidential, preserve the confidentiality thereof and not duplicate or use such information, except in connection with transactions contemplated hereby, and in the event of the termination of this Agreement for any reason whatsoever, each party shall return to the other all documents, work papers and other materials (including all derivative's and copies thereof) in whatever medium obtained in connection with the transactions contemplated hereby and will use all reasonable efforts, including requiring its employees, consultants and agents who have had access to such information to keep confidential and not to use any such information, unless such information is now, or is hereafter, (i) disclosed other than through act or omission of such parry, in any manner making it available to the trade or the general public, (ii) known or developed independently by the receiving parry without any use of such information (as demonstrated by written records of the receiving party), (iii) disclosed to the recipient by a third party without restriction, or (iv) required to be disclosed by subpoena or other process of law, provided that the recipient will notify the disclosing party promptly of a subpoena or other process of law requiring disclosure. Each party shall use the same methods to safeguard such information as it uses to protect its own confidential and proprietary information. Each party acknowledges that monetary damages may not be adequate in the event of a default of this Section by the other party, and the disclosing party shall be entitled to seek injunctive or other affirmative relief and/or to give notice of default pursuant to this Agreement.

15.   TERM/SUSPENSION/TERMINATION.

15.1 Term. Subject to Sections 4.2, 9.6, 15.2 and 15.3, this Agreement shall be in full force and effect for a 2 year period commencing on the Effective Date, and thereafter shall be automatically renewed for succeeding terms of 12 months each; provided that either party may terminate this Agreement at any time by providing the other party with *** prior written notice of such party's intention to terminate.

15.2 Termination for Cause. Notwithstanding anything to the contrary herein, this Agreement may be terminated by either party for cause immediately upon notice to the other parry. Events constituting cause for termination shall include:

(i)   a breach of any warranty provision in this Agreement;

(ii) a violation of law, including, but not limited to, any law relating to trademark, copyright, patent, or other intellectual property infringement;

(iii) any assignment by a party in violation of Section 18.2 of this Agreement without the other party's express written consent;

(iv) either party becomes-insolvent, or makes any assignment for the benefit of creditors, or enters into any compromise with creditors or a general agreement for referral or payment with its creditors, or makes or suffers to bc made any transfer to any person, trustee, receiver, liquidator or referee for the benefit of creditors, or files a voluntary petition in bankruptcy, or suffers an involuntary petition in bankruptcy to be filed against it, or files any petition in any reorganization, arrangement, compromise, readjustment, liquidation, or dissolution or similar relief for itself, or becomes unable to pay its debts generally as they become due,

(v)   a breach of Section 14 above, or

(vi) any other material breach or default under this Agreement that is not remedied within 30 days after the defaulting party has received written notice of such default or breach in accordance with Section 17.

15.3 Effect of Termination. Except for termination for Rainmaker's breach, Nortel will pay Rainmaker for the services supplied prior to the effective date of termination specified in such notice. In the event of termination for Rainmaker's breach, Nortel will pay all fees and commissions earned prior to the date of such termination notice. The election to terminate shall not be construed to be an election of remedies or a waiver thereof, and the party availing itself of the right to terminate shall also be entitled to each and every other remedy available at law and/or in equity.

15.4 Post-Termination Deliveries and Assistance. Upon the termination or expiration of this Agreement for any reason, Rainmaker shall promptly deliver to Nortel or its designee all documents, and all media or items

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Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
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containing, in whole or part, any proprietary or confidential information of
Nortel in accordance with Section 14, the data in the Rainmaker Database specific to Nortel, and any other marketing or other information of Nortel that Nortel reasonably requests. Rainmaker shall retain a copy of all such documents, media, items or portions thereof that contain Nortel information only for so long as retention of such records is required for federal and state tax reporting purposes or under other governmental rules or regulations, after which any such copies shall be returned to Nortel or destroyed at Nortel's request. Upon termination of this Agreement for any reason or expiration, Rainmaker will provide Nortel with termination assistance to ensure the orderly transfer of the services with minimum disruption to Nortel and/or to an alternate supplier of services selected by Nortel. Nortel shall pay Rainmaker *** for such termination assistance. To the extent requested by Nortel, termination assistance will be provided for as long as reasonably required by Nortel Rainmaker agrees to provide the following termination assistance: (i) Rainmaker will assist Nortel in preparing a transition plan and in carrying out the obligations described in the transition plan, but Nortel will be responsible for managing the transition plan, (ii) Rainmaker will cooperate in good faith to bring about a smooth and orderly transition of the services provided to Nortel by an alternate supplier selected by Nortel, mid (iii) if the termination assistance requires Rainmaker to incur expenses, Nortel shall reimburse Rainmaker for such expenses, provided that Rainmaker will provide receipts to Nortel for such expenses and Nortel must pre-approve such expenses in writing.

16.   LIMITATION OF LIABILITY AND ON DAMAGES.

16.1 Liability Limitation. Except for the indemnity obligations herein or any unauthorized use or disclosure of the other party's confidential information or intellectual property, in no event shall either party be liable for any damages, including direct damages, in connection with this Agreement, howsoever caused whether arising in contract (including fundamental breach) tort (including negligence) or otherwise in excess the greater of (i) the maximum amount of fees which Nortel agreed to pay Rainmaker pursuant to this Agreement, or (ii) ***.

16.2 Damages. EXCEPT FOR ANY UNAUTHORIZED USE OR DISCLOSURE OF THE OTHER PARTY'S CONFIDENTIAL INFORMATION OR INTELLECTUAL PROPERTY IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTIONS OR LOSS OR INACCURACY OF INFORMATION, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

17. NOTICES. All notices permitted or required to be given under this Agreement shall be in writing and delivered to the parties at their respective addresses set forth below by (i) hand delivery, (ii) nationally recognized overnight courier (with tracking and receipt verification capabilities), (iii) certified or registered mail, postage prepaid, (iv) regular mail, or (v) facsimile transmission with a confirmation of receipt. Any such notice shall be. deemed to be effective on the earlier of (a) the day of delivery by hand or overnight courier, (b) the day of transmission if sent by facsimile, (c) three days after mailing if sent by mail or courier in the manner set forth above, or
(d) upon receipt:

      If to Nortel:            ***
                               Nortel Networks Inc.
                               1000 Technology Park Dr.
                               Billerica, Mass.
                               USA 01821 Telephone: ***
                               Facsimile: ***

      With a copy to:          Nortel Networks Inc.
                               2221 Lakeside Blvd
                               Richardson, Texas 75082-4399
                               Attention: Counsel, Portfolio &
                               Solutions, Law Group--Supply Management

      If to Rainmaker:         Rainmaker Services, Inc.
                               1800 Green Hills Road

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Omissions are designated as "***". A complete version of this exhibit has been
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                                Scotts Valley, California 95066
                                Attention: Martin Hernandez, COO
                                Telephone: ***
                                Facsimile: ***

      With a copy to:           Brobeck, Phleger & Harrison LLP
                                One Market, Spear Street Tower
                                San Francisco, California 94105
                                Attention: ***
                                Telephone: ***
                                Facsimile: ***

      Each party may change its respective address or facsimile number by submitting written notice to the other party in accordance with this paragraph,

18.   GENERAL.

18.1 Severability. If any provision herein is held to be invalid or unenforceable for any reason, such provisions shall, to the extent of such invalidity or unenforceability, be of no force or effect and shall be interpreted, to the extent possible, to achieve the purpose of this Agreement as originally expressed. The remaining provisions will not be affected and will continue in full force and effect.

18.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the subsidiaries, affiliates, successors and permitted assigns of the parties to this Agreement, Neither party may transfer, sublicense or otherwise assign this Agreement or delegate any of it rights or obligations hereunder without the other party's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Nortel may assign this Agreement or its rights and obligations hereunder by merger or otherwise in whole or in part, without the consent of Rainmaker, to any entity controlled by, controlling or under common control with Nortel or to any entity which acquires (by merger, consolidation, stock or otherwise) substantially all of the assets of such party. Any attempted assignment in violation of the provisions of this Section will be void. Except as outlined in this Section, with respect to either party, any direct or indirect (i) change in voting, investment, pecuniary or other form of control, (ii) merger, (iii) stock or asset acquisition or (iv) We or other disposition of assets other than in the ordinary course of business shall be deemed to be an assignment- Rainmaker will not subcontract any portion of its rights, duties or obligations under this Agreement without Nortel's prior written approval. Even if a subcontract is approved, Rainmaker will continue to be responsible for all of Rainmaker's duties and obligations under this Agreement. Rainmaker will ensure that each of its subcontractors signs a written agreement allowing Rainmaker to terminate its work for convenience and binding the subcontractor, at a minimum, to the employer obligations, nondisclosure, ownership, warranty and indemnity provisions of this Agreement.

18.3 Governing Law; Submission to Jurisdiction. This Agreement shall for all purposes be governed by and interpreted in accordance with the laws of the State of New York as those laws are applied to contracts entered into and to be performed entirely in New York by New York residents, without regard to the conflicts of laws provisions thereof.

18.4 No Waiver. No delay or failure by either party to exercise or enforce at any time, any right or provision of this Agreement, shall be considered a waiver thereof or of such party's right thereafter to exercise or enforce each and every right and provision of this Agreement. Any waiver of any right hereunder in a specific circumstance shall not be deemed a waiver of that right in any other circumstance or a waiver of any other right. To be valid, any such waiver must be in writing, but need not be supported by consideration.

18.5 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

18.6 Disclosure of Agreement. Neither party shall disclose the terms or conditions of this Agreement to third parties except to its legal or financial advisors without the prior written consent of the other parry unless disclosure is compelled by operation of law or by an instrumentality of the government including but not limited to any court,

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Omissions are designated as "***". A complete version of this exhibit has been
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

tribunal or administrative agency or as necessary to enforce its rights. Rainmaker shall not disclose any of the specifics of this Agreement to Rainmaker's other clients, potential clients or to any third party.

18.7 Publicity. Only in accordance with Section 2.4, Nortel hereby consents to the use and publication of its name, trademarks mid corporate logos by Rainmaker. Otherwise, except as required by law, neither party shall issue any press release, announcement or other public disclosure relating to the subject matter of this Agreement without the prior written approval of the other party, Nortel reserves the right to (A) review, upon request, any-sales, marketing and other materials which incorporate Nortel's name, trademarks or corporate logos, and (B) disapprove the use of such materials if Nortel determines, in its sole discretion, that such materials or Rainmaker's use of such materials are objectionable or otherwise unsuitable.

18.8 Excusable Delay. Neither party shall be liable for any failure or delay in performing any of its obligations under this Agreement to the extent that such failure or delay is due to any Act of God, fire, casualty, flood, war, strike, lockout, epidemic, destruction of production facilities, riot, insurrection, or any other cause beyond the reasonable control of the party invoking this section. However, the party so affected shall use reasonable efforts to remove such causes of non-performance. If any such interference extends for more than thirty (30) days, Nortel shall have the right, without obligation or liability, to cancel any services affected by such interference. Each parry agrees to give the other party prompt notice of any factor, occurrence or event that may affect or delay the party's ability to perform any of its obligations hereunder.

18.9 Relationship of the Parties. Each party is an independent contractor and nothing heroin shall be construed to create a partnership or joint venture relationship between the parties. Neither Rainmaker nor employees of Rainmaker shall, in any sense, be considered employees or agents of Nortel, nor shall Rainmaker or employees of Rainmaker be eligible or entitled to any compensation, benefits, perquisites or privileges given or extended to Nortel employees, even if Rainmaker or employees of Rainmaker are later determined under the applicable statute or regulation, by the relevant authority or under the common law by a court of competent jurisdiction to be employees of Nortel or are treated as such under a settlement agreement. For the purposes of this agreement, employees of Rainmaker will include permitted Rainmaker contractors.

18.10 Attorney Fees. The prevailing party in any legal action to enforce or interpret this Agreement shall be entitled to recover reasonable attorney's fees and costs.

18.11 Remedies. The rights and remedies of a party set forth herein with respect to failure of the other parry to comply with the terms of this Agreement are not exclusive, the exercise thereof shall not constitute an elevation of remedies, and the aggrieved party may seek whatever additional remedies are available in law or equity.

18.12 Complete Agreement/Amendment. This Agreement and Exhibits A through G constitute the sole and complete statement of obligations of the parties and supersede all prior oral and written and all contemporaneous oral understandings, negotiations, commitments, and proposals. Any changes hereto must be made in writing referencing this Agreement and must be signed by an authorized representative of both parties. Terms and conditions of purchase orders and similar documents will be for administrative purposes only and invalid to the extent they conflict with this Agreement.

18.13 Readings. The headings used in this Agreement are for the convenience of the parties and for reference purposes only and shall not form a part or affect the interpretation of this Agreement.

18.14 Survival of Provisions. The following provisions shall survive the expiration or any termination of this Agreement: Sections 3, 5 (to the extent that any monthly report is outstanding upon the expiration or earlier termination of this Agreement), 6 (for so long as Nortel is entitled to inspect Rainmaker's applicable books and records), 9 (to the extent that any payments for Outsourced Services are owed to Rainmaker), 11, 12, 13, 14, 15.3, 15.4, 16 and 17, and such subsections of Section I and this Section 18 as are necessary to give meaning and effect to the foregoing.

18.15 Security. Rainmaker will safeguard the security of Nortel's computer systems, as set out in Exhibit E, Rainmaker will ensure that all Rainmaker workers will comply with all on-site security and safety measures required by Nortel while at any Nortel site.

18.16 Insurance. Rainmaker shall maintain, at its sole cost and expense, the minimum insurance as set out in Exhibit F.

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filed herewith omits the information subject to the confidentiality request.
Omissions are designated as "***". A complete version of this exhibit has been
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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives this 10th day of July, 2001.


NORTEL NETWORKS INC.                      RAINMAKER SERVICES, INC.,


By: /s/ Harry Molloy                      By: /s/ Steve Trotter
    ----------------------------------        ----------------------------------
         Signature                                 Signature


Harry Molloy                              Steve Trotter
--------------------------------------    --------------------------------------
Name (Print)                              Name (Print)


Director, Business Operations
Global Enterprises Services               Vice President, Sales and Marketing
--------------------------------------    -------------------------------------
Title                                     Title


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

                          EXHIBIT A - SERVICE CONTRACTS

Assurance Services

Service Order Number                                        Description

***                                                         ***

***                                                         ***

***                                                         ***

***                                                         ***

***                                                         ***

***                                                         ***

***                                                         ***

***                                                         ***

***                                                         ***

***                                                         ***

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

                         EXHIBIT B -- LICENSE PARAMETERS

Target Market
-------------

1.     ***
2.     ***

Territory
---------

***

Excluded Service Contracts
--------------------------

None.

Restricted Accounts
-------------------

None.


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

EXHIBIT C - START-VP SCHEDULE AND ONGOING NORTEL RESPONSIBILITIES.

a.    Customer Information

Nortel shall deliver to Rainmaker the following within one week after the Effective Date:

Customer Database: Nortel shall deliver to Rainmaker a copy of Nortel's then-current Customer database, including without limitation company and contact names, addresses, telephone numbers, facsimile numbers, email addresses, subscription and Service Contract information, product registration information of Customers and prospective Customers (collectively, "Nortel Database"), and related documentation for incorporation into a database that Rainmaker shall use in providing Outsourced Services ("Rainmaker Database") -Nortel shall provide Rainmaker with the assistance of one or more Nortel employees (other than the Nortel Liaison) who are skilled in the Nortel Database to enable Rainmaker to integrate the Nortel Database with the Rainmaker Database at Rainmaker's data processing facilities- This person shall be responsible for facilitating the transfer of any incremental data files to Rainmaker and any transaction data files sent from Rainmaker to Nortel. Upon its receipt of the Nortel Database and any related documentation, Rainmaker will perform an analysis of the Nortel Database to determine the extent to which the Nortel Database may be used to support any proposed marketing plans. At the intervals and following the procedures set forth in the Business Rules.

Nortel shall update the Nortel Database provided to Rainmaker during the Start-Up Period. Nortel will also participate in the ongoing exchange of information set forth in the Business Rules.

b.    Nortel Liaison.

By no later than the Effective Date, Nortel shall appoint an employee who shall function as Rainmaker's primary Nortel contact ("Nortel Liaison") during the integration process, Such Nortel Liaison shall be highly knowledgeable in all aspects of Nortel's sales and fulfillment business rules and should be highly skilled in using the provisioning the services under the Service Contracts.

Following the appointment of the Nortel Liaison, the Nortel Liaison shall be available to Rainmaker for up to *** to provide Rainmaker with all assistance that Rainmaker reasonably requests in addressing any problems that may arise in Rainmaker's provision of the Outsourced Services or Nortel's responsibilities with respect thereto, developing business and marketing plans, and, in all cases in which such approval is necessary, approving promotional materials and activities of Rainmaker.

c.    Telephone Access.

Rainmaker and Nortel shall exercise commercially reasonable efforts to establish, by no later than the Go-Live Date, automatic telephone transfer capabilities from appropriate Nortel locations to telephone number(s) designated by Rainmaker to enable Nortel personnel to transfer and/or to enable automatic forwarding of calls to Rainmaker from Customers seeking any information regarding Service Contracts. Throughout the term of this Agreement, Nortel shall maintain, at Nortel's sole expense, the automatic telephone transfer capabilities from Nortel's Site to Rainmaker's Site.

d.    Web Access.

By no later than *** after the Go-Live Date, Nortel shall provide a hypertext link from Nortel's World Wide Web site ("Nortel's Site"), with the URL set forth in the Business Rules, to Rainmaker's World Wide Web site ("Rainmaker's Site"), located at the URL that shall coincide with the DBA filed by Rainmaker to perform business on behalf of Nortel. Throughout the term of this Agreement, Nortel shall maintain, at Nortel's sole expense, the hypertext link from Nortel's Site to Rainmaker's Site.

e.    Pre-Sales Technical Support and Training.

By no later than *** after the Effective Date, Nortel shall provide to Rainmaker's employees, at Nortel's sole expense and at Rainmaker's Site, pre-sales technical and product support and sales training with respect to all Service Contracts available from Rainmaker.

f.    Business Rules.

Prior to the Go-Live. Date, Rainmaker and Nortel will mutually agree upon business rules ("Business Rules") governing the day-to-day administration of this Agreement and the parties' relationship hereunder.


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

g.    Administration of the Relationship.

Rainmaker's officers and business unit director shall have direct access to Nortel's decision-making authorities to provide input on issues that may impact the effectiveness and/or success of the parties' relationship.


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

EXHIBIT D - RAINMAKER OUTSOURCED SERVICES

Margin-Based Services

CRP RENEWAL AND RENTAL SERVICE

      Margin-based *** Services include: Marketing Management ***

                  .   Outbound Telesales
                  .   Customer Contact Center
                  .   Online Contract Viewing
                  .   Email Marketing Programs for Renewals
                  .   Back-Office Support
                  .   Standard Reporting
                  .   Ongoing Database Management
              Renewal Service Margin/1/ .....................      ***
              Rescue Service Margin/1/ ......................      ***

Fee-Based Services                                                        Annual
                                                              One-Time Recurring

ONE-TIME IMPLEMENTATION FEE

      Establish and Integrate "Nortel Network Services" .....   ***
                (Based on 200 hours of service)

RENEWAL PROGRAM MARKETING FEES

      .  Marketing Management Fee ...........................          ***
      .  Fax Marketing Program
              Concept Development Fee .......................             ***
              Estimated/2/ Variable Fees ....................             ***
      .  Database Enhancement Service .......................   ***

RESCUE PROGRAM MARKETING FEES

      .  Marketing Management Fee ...........................   ***
      .  Fax Marketing Program
              Concept Development Fees ......................   ***
              Estimated/2/ Variable Fees ....................   ***
      .  Direct Mail Marketing Program
              Concept Development Fee .......................   ***
              Estimated/2/ Variable Fees ....................   ***

TOTAL FEES

              Total One Time Fees ...........................   ***
              Total Rescue ..................................   ***
              Total Annual Recurring Fees ...................             ***
Payment Terms: All fees will be billed *** with the following payment terms:
              *** - Payment for Implementation and Data Enhancement fees --
                    *** from "go-live".
              *** - Payment for Marketing Concept & Management fees due ***.

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

(Payment for annual recurring fees in year two are due *** from the anniversary of the effective date.)
           Variable Fees billed as incurred.

_______________
1 ***.
2 ***

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

EXHIBIT E - COMPUTER SYSTEMS SECURITY

Access -- Access and use (either on-site or remotely) of Nortel's computer systems by a non-Nortel party performing under the Agreement (Outside Access Party) shall be limited only to access and use needed for performance. The Outside Access Party will provide Nortel with the name of each of its personnel who will access Nortel's computer system during their performance under the Agreement (Authorized Workers). Authorized Workers will follow the same computer system security rules as Nortel personnel. The security requirements will also apply to Authorized Workers' access and use of Nortel's electronic mail system, electronic switched network, (either directly or via a direct inward service access [DISA] feature) or any other Nortel property, equipment or service.

Confidential Information -- All passwords, identification numbers and information obtained during the Outside Access Party's use of Nortel's computer system are Confidential Information.

Unauthorized Access -- The Outside Access Party will cooperate in the investigation of any apparent unauthorized access to Nortel's customers.

Chinese Wall -- The Outside Access Party will ensure that Authorized Workers are effectively isolated from its personnel who are assigned to the account of a known or potential Nortel competitor (Competitors). The Outside Access Parry must implement procedures to segregate Confidential information from Competitors and Outside Access Party personnel who are not Authorized Workers (Chinese
Wall).

Inadequate Security -- If Nortel notifies the Outside Access Party that the Chinese Wall is not working and makes a reasonable request to change or replace the Chinese Wall, the Outside Access Party will comply with Nortel's request,

Security Audit-- Nortel Networks may audit the Chinese Wall. The audits may be conducted periodically at reasonable intervals,

Notice of Security Breach -- The Outside Access Party will notify Nortel in writing in the event (a) there is a general breach of security at the outside Access Party's facilities that may be involved in performing under the Agreement; or (b) Outside Access Party personnel (that are not Authorized Workers) or third parties breach the Chinese Wall. At its expense the Outside Access Party will do whatever is necessary to correct the breach and prevent it from recurring.

Use of Tools -- To the extent that, in order to fulfill any obligations hereunder, Rainmaker is provided with access to any Nortel proprietary or third party tools or data bases, Rainmaker agrees that it shall not, and shall prohibit its employees from:

     a) attempting to reverse engineer, disassemble, reverse translate, decompile or in any other manner decode any tools;
     b) making modifications, enhancements, adaptations or translations, in whole or in part, to or of any tools or data bases; and
     c) copying any tools or data bases, in whole or in part on any medium except as necessary for the use of the tool or data base.

Termination of Access - Rainmaker acknowledges that Nortel shall be entitled to discontinue Rainmaker's use and access to any Nortel tool or system at any time.

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

EXHIBIT F - INSURANCE

Rainmaker will maintain a Comprehensive General Liability insurance policy during the term of this Agreement ***. The insurance policy will include third party liability coverage, protecting Nortel from property damage or personal injury caused by Rainmaker. The policy will (a) have a minimum combined single limit of ***, (b) name Nortel as an additional insured party, (c) provide *** coverage, and (d) indicate on its face that it is primary insurance. ***

Within *** after the Effective Date, Rainmaker will furnish Nortel with a certificate of insurance and evidence of the required, paid-up coverage. `Me insurance policy will be in addition to Rainmaker's indemnity obligations under this Agreement.

Nortel may request Rainmaker to increase its coverage, if Nortel reasonably believes that Rainmaker's coverage is inadequate. Rainmaker will comply with the request.

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

EXHIBIT G - TRADEMARKS / SERVICE MARKS

The following trademarks and service marks are approved for use by Rainmaker:

        1.   'Nortel Networks logo'
                              ----
        2.   word mark: 'Nortel Networks'

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